      As filed with the Securities and Exchange Commission on June 3, 1997.

                                                        Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------
                            ADVANCED MAGNETICS, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware                                                        04-2742593
(State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification No.)

                               725 Concord Avenue
                         Cambridge, Massachusetts 02138
                                 (617) 354-3929
               (Address of Principal Executive Offices) (Zip Code)

                              --------------------
                        1997 Employee Stock Purchase Plan
                            (Full title of the plans)

                              --------------------
                                Jerome Goldstein
                 Chairman of the Board, President and Treasurer
                            Advanced Magnetics, Inc.
                               725 Concord Avenue
                         Cambridge, Massachusetts 02138
                                 (617) 354-3929

           (Name and address including zip code and telephone number, including area code, of agent for service)

                              --------------------
                                    Copy to:
                              Leslie E. Davis, Esq.
                         TESTA, HURWITZ & THIBEAULT, LLP
                       High Street Tower, 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                              --------------------

                                          CALCULATION OF REGISTRATION FEE
===============================================================================================================

                                                              Proposed           Proposed
                                                              Maximum             Maximum
             Title of                       Amount            Offering           Aggregate          Amount of
          Securities to                      to be           Price Per           Offering         Registration
          be Registered                   Registered           Share               Price               Fee
---------------------------------------------------------------------------------------------------------------
1997 EMPLOYEE STOCK PURCHASE PLAN
Common Stock (Par Value $.01)              150,000            $12.00(1)         $1,800,000           $545.45

---------------------------------------------------------------------------------------------------------------

(1) The price of $12.00 per share, which is the average of the high and low prices of the common stock of the registrant reported on the Nasdaq National Market on May 27, 1997, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.   PLAN INFORMATION.

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Annual Report on Form 10-K for the year ended September 30, 1996;

         (b) Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996;

         (c) Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997; and

         (d) The section entitled "Description of Registrant's Securities to be Registered," contained in the Company's Registration Statement No. 0-14732 on Form 8-A filed pursuant to Section 12(g) of the Exchange Act.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.



Item 4.   DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.   INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the or she is or was a director, officer, employee or agent of the corporation or another enterprise if serving at the request of the corporation. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper. Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

         The Registrant's Certificate of Incorporation provides that the Registrant shall, to the fullest extent permitted by law, indemnify all directors, officers, employees and agents of the company. The Certificate of Incorporation also contains a provision eliminating the liability of directors of the Registrant to the Registrant or its stockholders for monetary damage, except under certain circumstances. The Certificate of Incorporation also permits the Registrant to maintain insurance to protect itself and any director, officer, employee or agent against any liability with respect to which the Corporation would have the power to indemnify such persons under the Delaware General Corporation Law. The Registrant maintains an insurance policy insuring its directors and officers against certain liabilities.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

     Exhibit
     Number                              Description
     -------    ----------------------------------------------------------------

      4.1(1)    Certificate of Incorporation of the Company, as amended.

      4.2(2)    By-Laws of the Company, as amended.

      4.3(3)    1992 Non-Employee Director Stock Option Plan.

      4.4(4)    1993 Stock Plan.

      4.5(4)    1993 Non-Employee Director Stock Option Plan.

      4.6(5)    1997 Employee Stock Purchase Plan.

      5.1       Opinion of Testa, Hurwitz & Thibeault, LLP.

     23.1       Consent of Coopers & Lybrand L.L.P, independent accountants.

     23.2       Consent of Testa, Hurwitz & Thibeault, LLP (see Exhibit 5.1).

     24.1       Power of Attorney (see Page 7).

  (1) Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (File No. 33-5312).

  (2) Incorporated herein by reference to the exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1987.

  (3) Incorporated herein by reference to the exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1991.

  (4) Incorporated herein by reference to the exhibits to the Company's definitive proxy statement for the fiscal year ended September 30, 1992.

  (5) Incorporated herein by reference to the exhibits to the Company's definitive Proxy Statement for the fiscal year ended September 30, 1996.

Item 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                                    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on June 3, 1997.

                                  ADVANCED MAGNETICS, INC.

                                  By:  /s/ Jerome Goldstein
                                      ------------------------------------------
                                      Jerome Goldstein, Chairman of the Board of
                                      Directors, President and Treasurer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Advanced Magnetics, Inc. hereby severally constitute and appoint Jerome Goldstein and James A. Matheson, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Advanced Magnetics, Inc. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                           Title(s)                             Date
          ---------                           --------                             ----


/s/ Jerome Goldstein              Chairman of the Board of Directors,           June 3, 1997
-----------------------------     President and Treasurer (principal
Jerome Goldstein                  executive and financial officer)


/s/ James A. Matheson             Vice President-Finance (principal             June 3, 1997
-----------------------------     accounting officer)
James A. Matheson


/s/ Leonard M. Baum               Director                                      June 3, 1997
-----------------------------
Leonard M. Baum

       Signature                           Title(s)                                  Date
       ---------                           --------                                  ----



/s/ Thomas Coor                   Director                                      June 3, 1997
-----------------------------
Thomas Coor


/s/ Leslie Goldstein              Director                                      June 3, 1997
-----------------------------
Leslie Goldstein

                                  Director                                      June 3, 1997
-----------------------------
Michael Loberg

/s/ Richard L. McIntire           Director                                      June 3, 1997
-----------------------------
Richard L. McIntire


/s/ Edward B. Roberts             Director                                      June 3, 1997
-----------------------------
Edward B. Roberts


/s/ Roger E. Travis               Director                                      June 3, 1997
-----------------------------
Roger E. Travis


/s/ George M. Whitesides          Director                                      June 3, 1997
-----------------------------
George M. Whitesides

                                  Exhibit Index
                                  -------------

   Exhibit
   Number                           Description                             Page
   -------   -------------------------------------------------------------  ----

    4.1(1)   Certificate of Incorporation of the Company, as amended.

    4.2(2)   By-Laws of the Company, as amended.

    4.3(3)   1992 Non-Employee Director Stock Option Plan.

    4.4(4)   1993 Stock Plan.

    4.5(4)   1993 Non-Employee Director Stock Option Plan.

    4.6(5)   1997 Employee Stock Purchase Plan.

    5.1      Opinion of Testa, Hurwitz & Thibeault, LLP.

   23.1      Consent of Coopers & Lybrand L.L.P, independent accountants.

   23.2      Consent of Testa, Hurwitz & Thibeault, LLP (see Exhibit 5.1).

   24.1      Power of Attorney (see Page 7).

   (1) Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (File No. 33-5312).

   (2) Incorporated herein by reference to the exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1987.

   (3) Incorporated herein by reference to the exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1991.

   (4) Incorporated herein by reference to the exhibits to the Company's definitive proxy statement for the fiscal year ended September 30, 1992.

   (5) Incorporated herein by reference to the exhibits to the Company's definitive Proxy Statement for the fiscal year ended September 30, 1996.